UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): June 28, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                  1-2918                                      61-0122250
         (Commission File Number)                          (I.R.S. Employer
                                                          Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky              41012-0391
   (Address of principal executive offices)                   (Zip Code)

      P.O. Box 391, Covington, Kentucky                       41012-0391
              (Mailing Address)                               (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 2230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events

         Ashland Inc. ("Ashland") announced today the reference yields and total purchase prices in respect of each of its notes (having the CUSIP Nos. specified in the table attached): 6.625% Senior Notes, 8.80% Debentures, 9.35% Series B Medium-Term Notes, 9.20% Series D Medium-Term Notes, Series E Medium-Term Notes, Series F Medium-Term Notes, Series G Medium-Term Notes, 6.86% Series H Medium-Term Notes and 7.83% Series J Medium-Term Notes (collectively, the "Notes"), in each case determined as of 2 p.m., New York time, on June 27, 2005, in the manner described in Ashland's Offer to Purchase and Consent Solicitation Statement dated June 1, 2005 (the "Offer to Purchase"). Each of the Total Purchase Prices includes the consent payment equal to $20 for each $1,000 of principal of the Notes validly tendered at or prior to the applicable consent payment deadline and accepted for payment pursuant to the applicable tender offer as described in the Offer to Purchase. The purchase price for Notes validly tendered after the applicable consent payment deadline will be the applicable Total Purchase Price described in the attached press release, less $20 for each $1,000 of principal of such Notes. Details of the reference yields and Total Purchase Prices of the Notes, including the CUSIP Nos., are included in the attached press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
         In addition to the applicable Total Purchase Price, Ashland will pay accrued and unpaid interest on tendered and accepted Notes up to, but not including, the applicable settlement date in accordance with the terms and subject to the conditions for the Offer to Purchase.

Item 9.01.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release dated June 28, 2005


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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ASHLAND INC.
                             -------------------------------------------
                                         (Registrant)



    Date:  June ____, 2005              /s/ J. Marvin Quin
                                     -----------------------------------
                                     Name:     J. Marvin Quin
                                     Title:    Senior Vice President,
                                               Chief Financial Officer




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                               EXHIBIT INDEX

99.1     Press Release dated June 28, 2005